EXHIBIT 23.1
Consent of Independent Registered Certified Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-3 No. 333-05483) of SEACOR Holdings Inc. and related Prospectus,

(2)	Registration Statement (Form S-3 No. 333-11705) of SEACOR Holdings Inc. and related Prospectus,

(3)	Registration Statement (Form S-3 No. 333-20921) of SEACOR Holdings Inc. and related Prospectus,

(4)	Registration Statement (Form S-3 No. 333-22249) of SEACOR Holdings Inc. and related Prospectus,

(5)	Registration Statement (Form S-3 No. 333-37492) of SEACOR SMIT Inc. and related Prospectus,

(6)	Registration Statement (Form S-3 No. 333-53326) of SEACOR SMIT Inc. and related Prospectus,

(7)	Registration Statement (Form S-3 No. 333-101373) of SEACOR SMIT Inc. and related Prospectus,

(8)	Registration Statement (Form S-3 No. 333-56842) of SEACOR SMIT Inc. and related Prospectus,

(9)	Registration Statement (Form S-4 No. 333-53320) of SEACOR SMIT Inc. and related Prospectus,

(10)	Registration Statement (Form S-8 No. 333-105340) pertaining to the 2003 Share Incentive Plan of SEACOR SMIT Inc. and related Prospectus,

(11)	Registration Statement (Form S-8 No. 333-105346) pertaining to the 2003 Share Incentive Plan of SEACOR SMIT Inc. and related Prospectus,

(12)	Registration Statement (Form S-8 No. 333-143066) pertaining to the 2007 Share Incentive Plan of SEACOR Holdings Inc. and related Prospectus,

(13)	Registration Statement (Form S-8 No. 333-179655) pertaining to the SEACOR Holdings Inc. 2009 Employee Stock Purchase Plan and Prospectus,

(14)	Registration Statement (Form S-8 No. 333-179656) pertaining to the SEACOR Holdings Inc. 2007 Share Incentive Plan and Prospectus,

(15)	Registration Statement (Form S-8 No. 333-182082) pertaining to the SEACOR Holdings Inc. 2007 Share Incentive Plan and Prospectus, and

(16)	Registration Statement (Form S-8 No. 333-196304) pertaining to the SEACOR Holdings Inc. 2014 Share Incentive Plan and Prospectus;

of our reports dated February 29, 2016, with respect to the consolidated financial statements and schedule of SEACOR Holdings Inc., and the effectiveness of internal control over financial reporting of SEACOR Holdings Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2015.

/s/ Ernst & Young LLP

Boca Raton, Florida
February 29, 2016